                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-10141

                             DAVIS PARK SERIES TRUST
                             -----------------------
               (Exact name of registrant as specified in charter)

          1320 Harbor Bay Parkway, Suite 145, Alameda, California 94502
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Nicholas D. Gerber
                       1320 Harbor Bay Parkway, Suite 145
                            Alameda, California 94502
                            -------------------------
                     (Name and address of agent for service)

                                    Copy to:

                             W. Thomas Conner, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                            Washington, DC 20004-2415

       Registrant's Telephone Number, including Area Code: (510) 522-3336
                                                           --------------

                        Date of fiscal year end: June 30
                                                 -------

                   Date of reporting period: December 31, 2003
                                             -----------------

Item 1.     REPORTS TO SHAREHOLDERS

The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1) for the period ended December 31, 2003.

[AMERISTOCK FUNDS LOGO]


SEMI-ANNUAL REPORT

DECEMBER 31, 2003

AMERISTOCK MUTUAL FUND, INC.
AMERISTOCK FOCUSED VALUE FUND

SEMI-ANNUAL REPORT DECEMBER 31, 2003 (UNAUDITED)

TABLE OF CONTENTS

     MANAGER'S COMMENTARY-
     AMERISTOCK MUTUAL FUND, INC.*                                         4

     MANAGER'S COMMENTARY-
     AMERISTOCK FOCUSED VALUE FUND *                                       9

     SCHEDULE OF INVESTMENTS -
     AMERISTOCK MUTUAL FUND, INC                                          13

     SCHEDULE OF INVESTMENTS -
     AMERISTOCK FOCUSED VALUE FUND                                        15

     STATEMENTS OF ASSETS AND LIABILITIES                                 16

     STATEMENTS OF OPERATIONS                                             17

     STATEMENT OF CHANGES IN NET ASSETS -
     AMERISTOCK MUTUAL FUND, INC                                          18

     STATEMENT OF CHANGES IN NET ASSETS -
     AMERISTOCK FOCUSED VALUE FUND                                        19

     FINANCIAL HIGHLIGHTS -
     AMERISTOCK MUTUAL FUND, INC                                          20

     FINANCIAL HIGHLIGHTS -
     AMERISTOCK FOCUSED VALUE FUND                                        20

     NOTES TO FINANCIAL STATEMENTS                                        22

   *The Managers' Commentaries included in this shareholder report forward-looking statements about factors that may affect the performance of the Funds in the future and about anticipated events relating to the Funds specifically. These statements are based on Fund management's predictions, expectations and current plans relating to future events. Management believes these forward looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause Fund management to change its strategies and plans from those currently anticipated.

1-800-394-5064  -   www.ameristock.com

MANAGER'S COMMENTARY
AMERISTOCK MUTUAL FUND, INC.

     The total return for the Ameristock Mutual Fund (the "Fund") was 11.52% for the six-month period from July 1, 2003 to December 31, 2003 and 21.27% for the one-year period ended December 31, 2003. Average annual total returns for 1-year, 3-year and 5-year periods ending December 31, 2003 were 21.27%, 1.04%, and 5.04%, respectively, and for the period since inception was 15.27%. The S&P 500 index return for the past 6 months and one-year was 15.15% and 28.67%, respectively.

     Let's not sugar coat it, relative to the other large cap value funds in our peer group, we wound up on the short end. In a previous manager's commentary we had mentioned that we were positioning the portfolio for a 2003 market recovery. We were thinking a 7-10% return would be a nice recovery after 3 calendar years of negative returns. On an absolute basis the Fund's performance exceeded our expectations. Yet, this year's performance was our worst relative to the S&P 500 since 1999.

     It's worth mentioning again what we mentioned in the semi-annual report commentary at the end of 2000. The Fund buys and holds a well-diversified group of very large U.S. companies (target market cap of $15 billion or more) with a bias towards value. The holdings are periodically rebalanced so that the more undervalued stocks are given a higher weighting in the portfolio. This was true at the Fund's inception in August 1995. It was true in 1999. It was true in 2003. It will be true going forward. We had also suggested that investors should buy shares in the Fund if they share our investment style and philosophy. This year, our performance lagged on a relative basis. Our investment style did not waver. Our asset base grew. For everyone that looked beyond relative performance, we want to give a big and hearty thank you. We are who we are. Rest assured we are not going to change.

     WHAT HAPPENED?
     Everywhere we go, we are asked two questions centered on two main issues:
     What happened? What are you going to do going forward?

     If a soothsayer had told us at the beginning of 2003 that the Fund would return 21.27% this year, we would have left with smiles on our faces and probably would not have stuck around and heard the second part in which we would trail our brethren. So what did happen?

     When we did an informal study we found two central themes. One: when measured strictly on changes in stock price, the smaller the market capitalization a company had the higher the percentage change in price, and the Fund focuses its investments on very large companies. Two: growth oriented-companies tended to outperform value-oriented companies. So, in short, the two main areas we don't invest in tended to do better than the areas we do invest in.

     Ameristock Mutual Fund adheres to an investment strategy of emphasizing investments in large cap stocks with a target minimum market capitalization of $15 billion that are relatively undervalued. Through good times or bad, for better or worse, for richer or poorer, we will not compromise on this. We want our investors to feel confident that the Fund will not change horses in the middle of the stream. We are not ones to chase performance but rather remain steadfast in our time-tested investment approach.

     Harking back to 1999 when technology, internet, and fiber optics type stocks were the rage, Ameristock stayed its course and avoided those treacherous waters. It was hard for us to find value in many of the so-called "new economy" stocks. With about a third (or more) of the S&P 500 index comprised of those stocks back then, the Ameristock Mutual Fund portfolio held about 5% in those industries. We paid a short-term price back then for sticking to our convictions. Fast-forward four years from 1999 to today. Once again we are paying the price for sticking to our convictions.

     OUCH
     Based on total return over the past 12 months, we identified two main sectors that negatively impacted the Fund's performance relative to our benchmark:

     - Telecom sector - namely BellSouth (12.8%), SBC (0.3%), Verizon (-5.5%), and AT&T (-19.0). All are on our watch list.

     - Healthcare sector - namely Johnson and Johnson (-2.1%), Merck (-11.1%), Wyeth (16.0%), Abbott Labs (18.9%), and Pfizer (17.5%). We continue to like them all.

     WHAT NOW?
     2003 may have been our "perfect storm":

     - stocks that are not in our market-cap universe performed better than stocks in our universe

     - stocks that are overweighted in the portfolio underperformed stocks that are underweighted

     -  sectors we overweighted underperformed sectors we underweighted

     As all storms do, this one eventually will pass. As the old proverb goes, "what didn't kill us will only make us stronger." We believe (and strongly hope) that 2004 will be a market that rewards the investors that invest for the long-haul rather than focusing on short-term expectations. If so, we feel the Fund's portfolio is positioned to take advantage of this.

     A potential investor aptly described the Fund as "winning by not losing". In Michael Lewis' book "Moneyball", the general manager of the Oakland Athletics baseball team subscribes to a similar philosophy. The A's do not take any unnecessary risks. On offense, the team rarely gives up outs. Hitters are taught to be patient rather than swinging at everything. Management looks for value that other teams have overlooked. It appears that over the season (and over the past few years) the strategy eventually works in their favor.

     Which brings us to the healthcare sector and especially the large drug companies (pharmas). Pharmas as a whole have underperformed the general market for the past 3 years. Some of it warranted. Some not. We continue to see value in these non-traditional value stocks. These beaten-up, out-of-favor stocks represent for us an attractive opportunity. Why?

     -  Aging demographics

     -  A more favorable regulatory environment

     -  Stocks priced cheaply relative to their historical norms

     -  Solid dividend

     -  Out of favor


     ONE OTHER THING
     We'd be remiss to not comment on the improprieties in the Fund industry. It's bad enough that a bank or brokerage firm or fund company allowed preferential treatment for some investors and not others. However, when a fund manager or a fund company's founders are found to be trading their funds simply to line their pockets, that is pure greed and egregious abuse of trust. We are all hurt by the actions of a few rotten apples.

     In response to it, all employees at Ameristock, in addition to disclosing their personal investments under Rule 17j-1, will also disclose their direct holdings in the Ameristock Funds to our compliance officer.

     We support the proposed actions by the SEC to stop the unethical and illegal activities that we've been reading about as long as it benefits mutual fund shareholders and restores investors' trust. Submitting trades to mutual funds or their intermediaries after the 4:00 p.m. Eastern Time cut off and getting the NAV price of the mutual fund for that day is illegal. If a "hard cut off" time of 4:00 p.m. Eastern Time for submitting trades to mutual funds will stop late trading abuse, we are in favor of it. If the SEC wants to mandate that mutual funds impose a redemption fee of some sort that helps stop market timing, we back that too.

     Andrew F. Ngim                             Nicholas D. Gerber
     Portfolio Manager                          Portfolio Manager

AMERISTOCK MUTUAL FUND, INC.

[CHART]

DATA FOR PERFORMANCE CHART

Chart Title: Comparison of Change in Value of $10,000 Investment in the Ameristock Mutual Fund, Inc. (AMSTX) and the Standard & Poor's 500 Index.

Data Points:

                                 AMERISTOCK            STANDARD &
                                 MUTUAL FUND        POOR'S 500 INDEX
           31-Aug-95             $ 10,000.00           $ 10,000.00
           30-Sep-95             $ 10,507.00           $ 10,422.00
           31-Oct-95             $ 10,580.00           $ 10,385.00
           30-Nov-95             $ 11,027.00           $ 10,841.00
           31-Dec-95             $ 11,429.00           $ 11,050.00
           31-Jan-96             $ 11,900.00           $ 11,426.00
           29-Feb-96             $ 12,143.00           $ 11,532.00
           31-Mar-96             $ 12,217.00           $ 11,643.00
           30-Apr-96             $ 12,453.00           $ 11,814.00
           31-May-96             $ 12,743.00           $ 12,119.00
           30-Jun-96             $ 12,824.00           $ 12,165.00
           31-Jul-96             $ 12,480.00           $ 11,628.00
           31-Aug-96             $ 12,521.00           $ 11,873.00
           30-Sep-96             $ 13,211.00           $ 12,541.00
           31-Oct-96             $ 13,805.00           $ 12,887.00
           30-Nov-96             $ 14,808.00           $ 13,861.00
           31-Dec-96             $ 14,582.00           $ 13,586.00
           31-Jan-97             $ 15,636.00           $ 14,435.00
           28-Feb-97             $ 15,890.00           $ 14,548.00
           31-Mar-97             $ 15,099.00           $ 13,951.00
           30-Apr-97             $ 15,945.00           $ 14,784.00
           31-May-97             $ 16,565.00           $ 15,684.00
           30-Jun-97             $ 17,254.00           $ 16,386.00
           31-Jul-97             $ 18,388.00           $ 17,690.00
           31-Aug-97             $ 17,500.00           $ 16,699.00
           30-Sep-97             $ 18,274.00           $ 17,614.00
           31-Oct-97             $ 17,593.00           $ 17,025.00
           30-Nov-97             $ 18,882.00           $ 17,813.00
           31-Dec-97             $ 19,374.00           $ 18,119.00
           31-Jan-98             $ 19,677.00           $ 18,320.00
           28-Feb-98             $ 20,877.00           $ 19,641.00
           31-Mar-98             $ 21,917.00           $ 20,647.00
           30-Apr-98             $ 21,874.00           $ 20,854.00
           31-May-98             $ 22,192.00           $ 20,496.00
           30-Jun-98             $ 22,748.00           $ 21,329.00
           31-Jul-98             $ 22,857.00           $ 21,101.00
           31-Aug-98             $ 20,299.00           $ 18,051.00
           30-Sep-98             $ 21,469.00           $ 19,207.00
           31-Oct-98             $ 23,261.00           $ 20,769.00
           30-Nov-98             $ 24,858.00           $ 22,028.00
           31-Dec-98             $ 25,569.00           $ 23,297.00
           31-Jan-99             $ 26,155.00           $ 24,278.00
           28-Feb-99             $ 25,767.00           $ 23,520.00
           31-Mar-99             $ 26,294.00           $ 24,461.00
           30-Apr-99             $ 28,243.00           $ 25,408.00
           31-May-99             $ 27,737.00           $ 24,808.00
           30-Jun-99             $ 28,484.30           $ 26,185.00
           31-Jul-99             $ 27,679.00           $ 25,367.00
           31-Aug-99             $ 27,210.00           $ 25,241.00
           30-Sep-99             $ 26,155.00           $ 24,549.00
           31-Oct-99             $ 27,693.00           $ 26,102.00
           30-Nov-99             $ 27,254.00           $ 26,633.00
           31-Dec-99             $ 26,266.00           $ 28,202.00
           31-Jan-00             $ 25,915.00           $ 26,785.00
           29-Feb-00             $ 23,528.00           $ 26,278.00
           31-Mar-00             $ 26,543.00           $ 28,848.00
           30-Apr-00             $ 26,625.00           $ 27,980.00
           31-May-00             $ 27,620.00           $ 27,406.00
           30-Jun-00             $ 26,004.00           $ 28,082.00
           31-Jul-00             $ 26,483.00           $ 27,643.00
           31-Aug-00             $ 27,994.00           $ 29,360.00
           30-Sep-00             $ 29,753.00           $ 27,810.00
           31-Oct-00             $ 31,219.00           $ 27,692.00
           30-Nov-00             $ 30,516.00           $ 25,509.00
           31-Dec-00             $ 31,702.00           $ 25,634.00
           31-Jan-01             $ 32,964.00           $ 26,543.00
           28-Feb-01             $ 32,152.00           $ 24,123.00
           31-Mar-01             $ 31,805.00           $ 22,595.00
           30-Apr-01             $ 33,169.00           $ 24,351.00
           31-May-01             $ 33,420.00           $ 24,514.00
           30-Jun-01             $ 33,240.00           $ 23,917.00
           31-Jul-01             $ 33,862.00           $ 23,682.00
           31-Aug-01             $ 32,144.00           $ 22,199.00
           30-Sep-01             $ 29,882.00           $ 20,407.00
           31-Oct-01             $ 30,268.00           $ 20,796.00
           30-Nov-01             $ 32,128.00           $ 22,391.00
           31-Dec-01             $ 32,100.00           $ 22,587.00
           31-Jan-02             $ 32,060.00           $ 22,258.00
           28-Feb-02             $ 31,957.00           $ 21,829.00
           31-Mar-02             $ 33,117.00           $ 22,650.00
           30-Apr-02             $ 31,663.00           $ 21,276.00
           31-May-02             $ 31,854.00           $ 21,120.00
           30-Jun-02             $ 29,851.00           $ 19,615.00
           31-Jul-02             $ 27,698.00           $ 18,086.00
           31-Aug-02             $ 27,690.00           $ 18,205.00
           30-Sep-02             $ 24,345.00           $ 16,226.00
           31-Oct-02             $ 26,697.00           $ 17,697.00
           30-Nov-02             $ 28,501.00           $ 18,738.00
           31-Dec-02             $ 26,964.00           $ 17,638.00
           31-Jan-03             $ 26,189.00           $ 17,178.00
           28-Feb-03             $ 25,398.00           $ 16,920.00
           31-Mar-03             $ 25,553.00           $ 17,084.00
           30-Apr-03             $ 27,887.00           $ 18,490.00
           31-May-03             $ 28,809.00           $ 19,463.00
           30-Jun-03             $ 29,323.00           $ 19,712.00
           31-Jul-03             $ 29,486.00           $ 20,059.00
           31-Aug-03             $ 29,609.00           $ 20,450.00
           30-Sep-03             $ 29,535.00           $ 20,235.00
           31-Oct-03             $ 30,759.00           $ 21,379.00
           30-Nov-03             $ 30,808.00           $ 21,567.00
           31-Dec-03             $ 32,700.00           $ 22,697.00

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                   IN THE AMERISTOCK MUTUAL FUND, INC. (AMSTX)
                  AND THE STANDARD & POOR'S 500 INDEX (S&P 500)

The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. The Index performance set forth above reflects the reinvestment of dividends. It is an unmanaged index and therefore does not reflect any management fees or transaction costs.

Past performance is not indicative of future results. Fund inception date is August 31,1995. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                          AVERAGE ANNUAL TOTAL RETURNS
                             AS OF DECEMBER 31, 2003

AMERISTOCK
MUTUAL FUND, INC.       RETURN
-----------------       ------
6 Months*               11.52%

1 Year                  21.27%

5 Years                  5.04%

Since Inception
08/31/95                15.27%

                                 ANNUAL RETURNS

CALENDAR
YEAR RETURNS      AMSTX       S&P 500
------------      ------      -------
   2003            21.27%      28.67%
   2002           -16.00%     -22.09%
   2001             1.25%     -11.88%
   2000            20.70%      -9.10%
   1999             2.73%      21.04%
   1998            31.98%      28.58%
   1997            32.86%      33.75%
   1996            27.68%      22.94%

Average annual total returns and annual returns reflect reinvestment of all dividends and capital gains distributions. Fund inception date is 8/31/95. The performance data quoted represents past performance. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value of an investment will fluctuate and the Fund's shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance as of the most recent month-end, contact Ameristock at 1-800-394-5064 or visit www.ameristock.com.

*Not annualized

[CHART]

        SECTOR PROFILE AS A PERCENT OF NET ASSETS AS OF DECEMBER 31, 2003

Automotive                               5.02%
Banking                                 14.18%
Capital Goods                            6.35%
Chemicals & Fertilizer                   4.97%
Consumer Staples                         9.73%
Diversified                              0.85%
Electronics                              6.79%
Entertainment                            0.47%
Financial- Other                         1.28%
Healthcare (Products)                   18.97%
Healthcare (Services)                    0.26%
Insurance                                2.48%
Oil & Gas                                4.44%
Retailing                                1.78%
Services (Data Processing)               2.14%
Software                                 0.21%
Telecommunications                       6.85%
Thrift & Mortgage                        3.91%
Utilities                                3.27%
Commercial Paper                         1.04%
U.S. Gov't Agency Obligations            4.92%

                             TOP 10 EQUITY HOLDINGS*
                             AS OF DECEMBER 31, 2003

COMPANY                       % OF NET ASSETS
-------                       ---------------
  Bristol-Myers Squibb Co.        4.04%
  Wyeth                           3.94%
  Pfizer Inc.                     3.93%
  Merck & Co, Inc.                3.92%
  Fannie Mae                      3.91%
  Sara Lee Corp.                  3.82%
  Bank of America Corp.           3.66%
  Washington Mutual Inc.          3.46%
  Citigroup                       3.36%
  General Electric Co.            3.36%

*Top ten holdings are subject to change, and there are no guarantees that the Fund will remain invested in any particular company or holding.

MANAGER'S COMMENTARY
AMERISTOCK FOCUSED VALUE FUND

     The total return for the Ameristock Focused Value Fund (the "Fund") was 28.74% for the six months ended December 31, 2003 and 27.30% for the year ended December 31, 2003. (Annualized total return for 1 year was 27.30% and since inception was 21.95%). The Russell 2000 Index return for the past 6 months and one year was 24.94% and 47.25%, respectively. The main reason for our positive return is that the stock prices of many of the companies the Fund owns went up in the second half of 2003 in general due to the economic recovery gathering strength, continued low interest rates, and demand for stocks outpacing supply in the short run.

     In October we completely sold our position in KLM (KLM) and in November we did the same with Manpower (MAN) and Media Arts Group (MDA). We made an annualized average return of 8.2% on KLM, 6.3% on MAN, and 9.0% from MDA when its largest shareholder made a takeover bid for the company.

     Our largest holding today is Tellabs, which represents about 20% of the Fund. We bought Tellabs in December 2001 since we believed it would be a survivor in the telecom equipment downturn and would rebound nicely once demand picked back up. We think Tellabs has weathered the downturn very well considering how badly its industry has been hurt. Now that telecommunication equipment demand is starting to pick back up, we hope that Tellabs' stock price will continue to appreciate from the lows it has recently seen.

     The Fund's weighting in Gateway Computer increased a bit versus six months ago thanks to price appreciation. We applaud Gateway's turnaround strategy and have great hope that Ted Waitt, the founder and CEO, will be able to execute it profitably. Gateway has introduced a large number of new and improved products this year including a popular inexpensive flat screen TV. The overall reaction to Gateway's new and expanding lineup of consumer electronics has been very positive.

     During the past six months we added one new position to the Fund - Friedman's. Friedman's operates jewelry stores mainly located in strip-malls through the Southeast. It also holds a significant interest in Crescent Jewelers which is based out here in the West. We first bought Friedman's on November 12, 2003 at $7.29 per share after the release of some bad news about fraudulent accounting and factoring for receivables. We continued adding to the position throughout November, averaging down our purchase price as more bad news came out (the CFO and CEO both resigned). Friedman's now represents about 5% of the Fund, and we will not add to this position until the situation clears up a bit. We would love to add one or more companies to the Fund that have nothing but good news to report, but we have noticed that these firms almost never trade at a discount to their fair market values.

     In general, we are not finding many individual stocks attractive to buy at current market levels. As stock prices have gone up, we have sold. Except for Friedman's, we have not added any new positions to the portfolio. Consequently our cash has risen from about 7% of the portfolio six months ago to about 15% today. The cash level will keep growing if the market continues to rise and we are able to sell additional stocks out of the Fund at good prices without finding other stocks to buy. As noted in the Fund's prospectus, under normal conditions the Fund invests at least 65% of the value of its net assets in common stock.

     The investment adviser continues to believe that it may be a good idea to consider converting the Fund to a publicly traded corporation and intends to propose to the board of trustees a comprehensive plan of action, which includes seeking shareholder approval of the conversion, when net assets in the Fund reach between $50-100 million. Until then of course, the Fund will continue to follow its established investment objectives and strategies as described in its prospectus.

     Ameristock Focused Value Fund is a non-diversified, no-load fund that can invest almost anywhere it sees an opportunity for capital appreciation. This is an aggressive fund that takes risks, invests in a small number of stocks and will have large fluctuations in return both on the upside and downside.

     Nicholas D. Gerber                                 Howard Mah
     Portfolio Manager                                  Portfolio Manager

                          AMERISTOCK FOCUSED VALUE FUND

[CHART]

DATA FOR PERFORMANCE CHART

Chart Title: Comparison of Change in Value of $10,000 Investment in the Ameristock Focused Value Fund (AMFVX) and the Russell 2000 Index.

Data Points:

                                 AMERISTOCK
                                   FOCUSED             RUSSELL 2000
                                 VALUE FUND               INDEX
           26-Dec-00             $ 10,000.00           $ 10,000.00
           31-Dec-00             $ 10,000.00           $ 10,000.00
           31-Jan-01             $ 13,300.00           $ 10,521.00
           28-Feb-01             $ 13,387.00           $  9,830.00
           31-Mar-01             $ 13,087.00           $  9,349.00
           30-Apr-01             $ 14,520.00           $ 10,081.00
           31-May-01             $ 15,373.00           $ 10,329.00
           30-Jun-01             $ 15,913.00           $ 10,685.00
           31-Jul-01             $ 17,000.00           $ 10,107.00
           31-Aug-01             $ 16,493.00           $  9,780.00
           30-Sep-01             $ 12,487.00           $  8,464.00
           31-Oct-01             $ 13,273.00           $  8,959.00
           30-Nov-01             $ 15,140.00           $  9,653.00
           31-Dec-01             $ 16,042.00           $ 10,248.00
           31-Jan-02             $ 16,929.00           $ 10,142.00
           28-Feb-02             $ 16,746.00           $  9,864.00
           31-Mar-02             $ 18,316.00           $ 10,657.00
           30-Apr-02             $ 17,761.00           $ 10,754.00
           31-May-02             $ 18,390.00           $ 10,276.00
           30-Jun-02             $ 16,225.00           $  9,767.00
           31-Jul-02             $ 14,114.00           $  8,292.00
           31-Aug-02             $ 13,634.00           $  8,271.00
           30-Sep-02             $ 11,414.00           $  7,677.00
           31-Oct-02             $ 13,289.00           $  7,923.00
           30-Nov-02             $ 15,115.00           $  8,630.00
           31-Dec-02             $ 13,053.00           $  8,149.00
           31-Jan-03             $ 12,738.00           $  7,924.00
           28-Feb-03             $ 11,194.00           $  7,685.00
           31-Mar-03             $ 10,704.00           $  7,784.00
           30-Apr-03             $ 12,423.00           $  8,522.00
           31-May-03             $ 13,433.00           $  9,437.00
           30-Jun-03             $ 12,906.00           $  9,607.00
           31-Jul-03             $ 14,487.00           $ 10,216.00
           31-Aug-03             $ 15,233.00           $ 10,684.00
           30-Sep-03             $ 15,357.00           $ 10,486.00
           31-Oct-03             $ 15,855.00           $ 11,367.00
           30-Nov-03             $ 16,126.00           $ 11,771.00
           31-Dec-03             $ 16,616.00           $ 12,010.00

               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
                  IN THE AMERISTOCK FOCUSED VALUE FUND (AMFVX)
                           AND THE RUSSELL 2000 INDEX

The Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 index, which represents approximately 11% of the total market capitalization of the Russell 3000 Index. The Index performance set forth above reflects the reinvestment of dividends. The index does not reflect any management fees or transaction costs. Past performance is not indicative of future results. Fund inception date is December 26, 2000. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

                          AVERAGE ANNUAL TOTAL RETURNS
                             AS OF DECEMBER 31, 2003

AMERISTOCK
FOCUSED VALUE FUND            RETURN
------------------            ------
  6 Months*                     28.74%
  1 Year                        27.30%
  5 Years                         N/A
  Since Inception
  12/26/00                      21.95%

Average annual total returns reflect reinvestment of all dividends and capital gains distributions. Fund inception date is 12/26/00. The performance data quoted represents past performance. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance as of the most recent month-end, contact Ameristock at 1-800-394-5064 or visit www.ameristock.com.

*Not annualized

                             TOP 10 EQUITY HOLDINGS*
                             AS OF DECEMBER 31, 2003

COMPANY                       % OF NET ASSETS
-------                       ---------------
  Tellabs Inc.                    20.07%

  Gateway Inc.                    13.36%

  Bristol-Myers Squibb Co.        11.63%

  Midwest Air Group Inc.           9.31%

  PMI Group Inc.                   6.05%

  Radian Group Inc.                5.95%

  MGIC Investment Corp.            5.62%

  Bally Total Fitness              5.49%

  Friedman's Inc.                  5.26%

  Grubb & Ellis                    1.69%

*Top ten holdings are subject to change, and there are no guarantees that the Fund will remain invested in any particular company or holding.

[CHART]

SECTOR PROFILE AS A PERCENT OF NET ASSETS AS OF DECEMBER 31, 2003

Financial Services                        0.49%
Healthcare                               11.63%
Insurance                                17.62%
Real Estate                               1.69%
Technology                               13.36%
Retailing                                11.96%
Telecommunications                       20.07%
Transportation                            9.31%
Corporate Bond                            0.01%
Net Other Assets                         12.64%
Consumer Staples                          1.22%

AMERISTOCK MUTUAL FUND, INC.
SCHEDULE OF INVESTMENTS

                                                                                               SHARES OR
                                                                                               PRINCIPAL           MARKET
INDUSTRY                          COMPANY                                      SYMBOL             AMOUNT            VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS

AUTOMOTIVE                5.02%   Ford Motor Co.                                  F            3,008,242   $   48,131,872
                                  General Motors Corp.                           GM              907,520       48,461,568

BANKING                  14.18%   Bank of America Corp.                          BAC             876,377       70,487,002
                                  CitiGroup Inc.                                  C            1,333,816       64,743,429
                                  PNC Financial Services                         PNC             585,686       32,054,595
                                  Wachovia Corp.                                 WB              838,300       39,056,397
                                  Washington Mutual Inc.                         WM            1,659,000       66,559,080

CAPITAL GOODS             6.35%   Boeing Co.                                     BA            1,146,960       48,332,894
                                  Caterpillar Inc.                               CAT             111,700        9.273,334
                                  General Electric Co.                           GE            2,084,905       64,590,357

CHEMICALS &
FERTILIZER                4.97%   Dow Chemical Co.                               DOW             956,880       39,777,502
                                  Du Pont de Nemours & Co.                       DD            1,216,600       55,829,774

CONSUMER STAPLES          9.73%   Albertsons Inc.                                ABS           1,483,500       33,601,275
                                  Coca-Cola Co.                                  KO              371,380       18,847,535
                                  McDonalds Corp.                                MCD             779,700       19,359,951
                                  Pepsico Inc.                                   PEP             384,960       17,946,835
                                  Procter & Gamble Co.                           PG              239,600       23,931,248
                                  Sara Lee Corp.                                 SLE           3,388,800       73,570,848

DIVERSIFIED               0.85%   3M Co.                                         MMM             192,520       16,369,976

ELECTRONICS               6.79%   Agilent Technologies Inc.*                     A               807,200       23,602,528
                                  Dell Computer Corp.*                          DELL           1,136,700       38,602,332
                                  Hewlett Packard Co.                            HWP             478,600       10,993,442
                                  Intel Corp.                                   INTC             327,160       10,534,552
                                  International Business Machines                IBM             400,600       37,127,608
                                  Texas Instruments Inc.                         TXN             336,000        9,871,680

ENTERTAINMENT             0.47%   Walt Disney Co.                                DIS             384,070        8,960,353

FINANCIAL-OTHER           1.28%   Merril Lynch & Co.                             MER             420,000       24,633,000

HEALTHCARE
(PRODUCTS)               18.97%   Abbott Laboratories                            ABT             665,060       30,991,796
                                  Bristol-Myers Squibb Co.                       BMY           2,715,740       77,670,164
                                  Johnson & Johnson                              JNJ             573,680       29,636,309
                                  Merck & Co. Inc.                               MRK           1,631,940       75,395,628
                                  Pfizer Inc.                                    PFE           2,138,680       75,559,564
                                  Wyeth                                          WYE           1,787,000       75,858,150

HEALTHCARE
(SERVICES)                0.26%   Medco Health Solutions Inc*                    MHS             147,486        5,013,049

     The accompanying notes are an integral part of the financial statements

                                                                                               SHARES OR
                                                                                               PRINCIPAL           MARKET
INDUSTRY                          COMPANY                                      SYMBOL             AMOUNT            VALUE
-------------------------------------------------------------------------------------------------------------------------
INSURANCE                 2.48%   Allstate Corp.                                 ALL             536,600  $    23,084,532
                                  American International Group                   AIG             370,953       24,586,765

OIL & GAS                 4.44%   BP Amoco (ADR)                                 BPA             542,308       26,762,900
                                  ChevronTexa Corp.                              CVX             260,114       22,471,248
                                  Exxon Mobil Corp.                              XOM             881,200       36,129,200

RETAILING                 1.78%   Home Depot Inc.                                HD              207,595        7,367,546
                                  Wal-Mart Stores Inc.                           WMT             506,200       26,853,910

SOFTWARE                  0.21%   Microsoft Corp.                               MSFT             147,560        4,063,802

TELE-COMMUNICATIONS       6.85%   AT&T Corp.                                      T              527,000       10,698,100
                                  AT&T Wireless Services Inc.*                   AWE              21,230          169,628
                                  BellSouth Corp.                                BLS             764,800       21,643,840
                                  Comcast Corp.*                                CMCSA            852,422       28,019,111
                                  SBC Communications Inc.                        SBC           1,668,343       43,493,702
                                  Verizon Communications, Inc.                   VZ              794,809       27,881,900

THRIFT AND MORTGAGE       3.91%   Fannie Mae                                     FMN           1,003,370       75,312,952

UTILITIES                 3.27%   Duke Energy Corp.                              DUK           3,079,333       62,972,360
-------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS      93.95%   (COST $1,819,993,247)                                                   $ 1,808,105,289
-------------------------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER
Citigroup Global                       1.04%   Due 01/30/2004                                $ 4,000,000  $     3,996,649
GE Capital                             1.09%   Due 01/05/2004                                  3,000,000        2,999,636
Hewlett-Packard Co.                    1.11%   Due 01/14/2004                                  6,000,000        5,997,593
Merrill Lynch & Co.                    1.04%   Due 01/23/2004                                  4,000,000        3,997,457
Zions Bancorp                                  Due 01/05/2004                                  3,000,000        2,999,623
-------------------------------------------------------------------------------------------------------------------------
TOTAL COMMERCIAL PAPER    1.04%   (COST $19,990,958)                                                      $    19,990,958
-------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY
 OBLIGATIONS
Federal Home
  Loan Bank Discount Note             0.456%   Due 01/07/2004                                $ 94,799,00  $    94,796,969
-------------------------------------------------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT
AGENCY OBLIGATIONS        4.92%   (COST $94,796,969)                                                      $    94,796,969
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS        99.91%   (COST $1,934,781,174)                                                   $ 1,922,893,216

Other Assets in Excess
 of Liabilities           0.09%                                                                                 1,675,720
NET ASSETS              100.00%   Equivalent to $39.41 per share on
                                  48,839,790 Shares of Capital Stock Outstanding                          $ 1,924,568,936
=========================================================================================================================

*Non-Income Producing

     The accompanying notes are an integral part of the financial statements

AMERISTOCK FOCUSED VALUE FUND
SCHEDULE OF INVESTMENTS

                                                                                               SHARES OR
                                                                                               PRINCIPAL           MARKET
INDUSTRY                          COMPANY                                      SYMBOL             AMOUNT            VALUE
-------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS

CONSUMER STAPLES          1.22%   International Absorbents Inc.*                IABI              47,900          210,760

FINANCIAL SERVICES        0.49%   Berkshire Hathaway Inc. - Class A*             BRK                   1           84,250

HEALTHCARE               11.63%   Bristol-Myers Squibb Co.                       BMY              70,000        2,002,000

INSURANCE                17.62%   MGIC Investment Corp.                          MTG              17,000          967,980
                                  PMI Group Inc.                                 PMI              28,000        1,042,440
                                  Radian Group Inc.                              RDN              21,000        1,023,750

REAL ESTATE               1.69%   Grubb & Ellis*                                 GBE             334,000          290,580

RETAILING                11.96%   Bally Total Fitness*                           BFT             135,000          945,000
                                  Charlotte Russe Holding Inc.*                 CHIC              15,000          207,900
                                  Friedman's Inc.                                FRM             135,000          905,850

TECHNOLOGY               13.36%   Gateway Inc.*                                  GTW             500,000        2,300,000

TELE-COMMUNICATIONS      20.07%   Tellabs Inc.*                                 TLAB             410,000        3,456,300

TRANSPORTATION            9.31%   KLM Royal Dutch Airlines                       KLM             119,300        1,009,278
                                  Midwest Air Group Inc.*                        MEH             381,000        1,640,010
-------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS      87.35%   (COST $18,480,307)                                                      $    15,040,820
-------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS

RETAILING                 0.01%   Fleming Companies Inc.
                                    10.625% Due 07/31/2007                                       259,000  $         1,943
-------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS     0.01%   (COST $252,299)                                                         $         1,943
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS        87.36%   (COST $18,732,606)                                                      $    15,042,763

Other Assets in Excess
  of Liabilities         12.64%                                                                           $     2,177,184

NET ASSETS              100.00%   Equivalent to $22.71 per share on
                                  758,248 Shares of Capital Stock
                                  Outstanding                                                             $    17,219,947
=========================================================================================================================

*Non-Income Producing

     The accompanying notes are an integral part of the financial statements

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2003

                                                        AMERISTOCK          AMERISTOCK
                                                       MUTUAL FUND,           FOCUSED
                                                           INC.             VALUE FUND
------------------------------------------------------------------------------------------
ASSETS:
Investment Securities at Market Value
   (cost -see below)                                 $   1,922,893,216   $      15,042,763
Cash                                                               581           2,180,023
Accounts Receivable
   Investment Securities Sold                                       --              53,810
   Fund Shares Sold                                          2,646,204               2,200
   Dividends                                                 3,273,900              20,650
------------------------------------------------------------------------------------------
Total Assets:                                            1,928,813,901          17,299,446
==========================================================================================
LIABILITIES:
Accounts Payable
   Fund Shares Redeemed                                      3,070,680              59,894
   Accrued Management Fee                                    1,166,966              19,605
   Accrued Director's Fees                                       7,319                  --
------------------------------------------------------------------------------------------
Total Liabilities:                                           4,244,965              79,499
==========================================================================================
NET ASSETS                                           $   1,924,568,936   $      17,219,947
==========================================================================================
NET ASSETS CONSIST OF:
   Capital Paid In                                   $   1,941,706,775   $      24,826,779
   Accumulated Undistributed
     Net Investment Income/(Loss)                            8,870,388             (42,428)
   Accumulated Net Realized Loss on Investments            (14,120,269)         (3,874,561)
   Net Unrealized Depreciation on
     Investments Based on Identified Cost                  (11,887,958)         (3,689,843)
------------------------------------------------------------------------------------------
Net Assets                                           $   1,924,568,936   $      17,219,947
==========================================================================================
NET ASSET VALUE PER SHARE
Net Assets                                           $   1,924,568,936   $      17,219,947
Shares of Capital Stock Outstanding                         48,839,790             758,248
Net Asset Value per Share                            $           39.41   $           22.71
Redemption Price per Share (Note 9)                  $           39.41   $           22.48
------------------------------------------------------------------------------------------
COST OF INVESTMENTS                                  $   1,934,781,174   $      18,732,606
==========================================================================================

     The accompanying notes are an integral part of the financial statements

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2003

                                                        AMERISTOCK          AMERISTOCK
                                                       MUTUAL FUND,           FOCUSED
                                                           INC.             VALUE FUND
------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends-net of foreign withholding taxes        $      23,949,924   $          62,216
   Interest                                                    385,429              15,784
   Income from Securities Loaned (Note 7)                       73,752                  --
   Commission Recapture (Note 8)                                 4,730                  --
------------------------------------------------------------------------------------------
   Total Investment Income                                  24,413,835              78,000
==========================================================================================
EXPENSES:
   Management Fee (Note 2)                                   6,653,069             120,428
   Director Fees (Note 3)                                       43,056                  --
------------------------------------------------------------------------------------------
   Total Expenses                                            6,696,125             120,428
==========================================================================================
NET INVESTMENT INCOME/(LOSS)                                17,717,710             (42,428)
==========================================================================================
REALIZED AND UNREALIZED GAIN/
(LOSS) ON INVESTMENTS
   Net Realized Gain/(Loss) on Investments                  (4,261,302)          1,177,880
   Net Change in Unrealized Appreciation/
     Depreciation on Investments                           181,642,483           3,181,938
------------------------------------------------------------------------------------------
   Net Realized and Unrealized Loss
     on Investments                                        177,381,181           4,359,818
------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                            $     195,098,891   $       4,317,390
==========================================================================================

     The accompanying notes are an integral part of the financial statements

AMERISTOCK MUTUAL FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                     FOR THE SIX MONTHS    FOR THE YEAR
                                                           ENDED               ENDED
                                                        12/31/03(1)          06/30/03
------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net Investment Income                             $      17,717,710   $      26,716,694
   Net Realized Gain (Loss) on Investments                  (4,261,302)         (8,460,039)
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments                         181,642,483         (38,830,387)
------------------------------------------------------------------------------------------
                                                           195,098,891         (20,573,732)
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income                                   (30,183,836)        (16,192,754)
   Net Realized Gains                                               --         (19,235,377)
------------------------------------------------------------------------------------------
                                                           (30,183,836)        (35,428,131)
SHARE TRANSACTIONS:
   Shares Sold                                             392,309,181         706,852,938
   Shares Issued as Reinvestment of
     Dividends and Distributions                            29,071,799          34,068,314
   Cost of Shares Redeemed                                (263,138,793)       (551,892,970)
------------------------------------------------------------------------------------------
                                                           158,242,187         189,028,282

NET INCREASE/(DECREASE) IN NET ASSETS                      323,157,242         133,026,419

NET ASSETS:
   Beginning of Period                                   1,601,411,694       1,468,385,275
------------------------------------------------------------------------------------------
   End of Period*                                    $   1,924,568,936   $   1,601,411,694
==========================================================================================
*Includes Accumulated Undistributed
Net Investment Income of                             $       8,870,388   $      21,336,514
==========================================================================================

(1) Unaudited

     The accompanying notes are an integral part of the financial statements

AMERISTOCK FOCUSED VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                     FOR THE SIX MONTHS    FOR THE YEAR
                                                           ENDED               ENDED
                                                        12/31/03(1)          06/30/03
------------------------------------------------------------------------------------------
FROM OPERATIONS:
   Net Investment Loss                               $         (42,428)  $          (5,889)
   Net Realized Gain/(Loss) on Investments                   1,177,880          (5,054,612)
   Net Change in Unrealized Appreciation
     (Depreciation) on Investments                           3,181,938          (2,725,942)
------------------------------------------------------------------------------------------
                                                             4,317,390          (7,786,443)
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Realized Gains                                               --          (1,680,466)
------------------------------------------------------------------------------------------
                                                                    --          (1,680,466)
SHARE TRANSACTIONS:
   Shares Sold                                               1,050,872           6,135,306
   Shares Issued as Reinvestment of
     Dividends and Distributions                                    --           1,527,311
   Cost of Shares Redeemed                                  (4,065,924)        (18,550,804)
------------------------------------------------------------------------------------------
                                                            (3,015,052)        (10,888,187)
NET INCREASE/(DECREASE) IN NET ASSETS                        1,302,338         (20,355,096)

NET ASSETS:
   Beginning of Period                                      15,917,609          36,272,705
------------------------------------------------------------------------------------------
   End of Period*                                    $      17,219,947   $      15,917,609
==========================================================================================
*Includes Accumulated Undistributed
Net Investment Income of                             $         (42,428)                 --
==========================================================================================

(1) Unaudited

     The accompanying notes are an integral part of the financial statements

AMERISTOCK MUTUAL FUND, INC.
FINANCIAL HIGHLIGHTS

                                 SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED:
                                                         NET GAINS
                                                        (LOSSES) ON                                     DISTRIBU-
                           NET ASSET         NET         SECURITIES                      DIVIDENDS        TIONS
                             VALUE,         INVEST-      (REALIZED        TOTAL FROM     (FROM NET        (FROM          TOTAL
                           BEGINNING         MENT           AND           INVESTMENT     INVESTMENT      CAPITAL       DISTRIBU-
                           OF PERIOD        INCOME      UNREALIZED)       OPERATIONS      INCOME)         GAINS)         TIONS
----------------------------------------------------------------------------------------------------------------------------------
7/1/03-12/31/03(1)       $       35.93   $        0.38        $(3.72)   $        4.11         $(0.63)        $(0.00)        $(0.63)
7/1/02-06/30/03                  37.57            0.66         (1.40)           (0.74)         (0.41)         (0.49)         (0.90)
7/1/01-06/30/02                  42.18            0.53         (4.81)           (4.28)         (0.29)         (0.04)         (0.33)
7/1/00-06/30/01                  34.76            0.59          8.91             9.50          (0.45)         (1.63)         (2.08)
7/1/99-06/30/00                  38.89            0.55         (3.92)           (3.37)         (0.42)         (0.34)         (0.76)
7/1/98-06/30/99                  31.48            0.44          7.41             7.85          (0.22)         (0.22)         (0.44)

                    SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING
                               THROUGHOUT THE PERIODS INDICATED:
                           NET ASSET                     NET ASSETS
                             VALUE,                        END OF
                             END OF          TOTAL         PERIOD
                             PERIOD         RETURN       (MILLIONS)
--------------------------------------------------------------------
7/1/03-12/31/03(1)       $       39.41           11.52%  $  1,924.57
7/1/02-06/30/03                  35.93           (1.77)%    1,601.41
7/1/01-06/30/02                  37.57          (10.19)%    1,468.39
7/1/00-06/30/01                  42.18           27.85%       756.16
7/1/99-06/30/00                  34.76           (8.67)%       86.66
7/1/98-06/30/99                  38.89           24.94%       114.14

                                         RATIOS/SUPPLEMENTAL DATA
                           RATIO OF         RATIO OF       RATIO OF       RATIO OF
                          EXPENSES TO     EXPENSES TO    NET INCOME      NET INCOME
                            AVERAGE         AVERAGE       TO AVERAGE     TO AVERAGE
                          NET ASSETS       NET ASSETS    NET ASSETS      NET ASSETS
                            PRIOR TO         AFTER          PRIOR TO        AFTER        PORTFOLIO
                             REIM-           REIM-          REIM-           REIM-        TURNOVER
                           BURSEMENT       BURSEMENT      BURSEMENT       BURSEMENT        RATE**
----------------------------------------------------------------------------------------------------
7/1/03-12/31/03(1)                0.77%*          0.77%*        2.03%*           2.03%*         5.40%
7/1/02-06/30/03                   0.78%           0.78%         1.97%            1.97%          3.21%
7/1/01-06/30/02                   0.77%           0.77%         1.31%            1.31%         13.71%
7/1/00-06/30/01                   0.83%           0.83%         1.50%            1.50%          5.97%
7/1/99-06/30/00                   0.99%           0.99%         1.51%            1.51%         31.13%
7/1/98-06/30/99                   0.96%           0.90%         1.20%            1.22%          9.22%

AMERISTOCK FOCUSED VALUE FUND
FINANCIAL HIGHLIGHTS

                                 SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED:
                                                          NET GAINS
                                             NET         (LOSSES) ON                                     DISTRIBU-
                           NET ASSET        INVEST-       SECURITIES                     DIVIDENDS        TIONS
                            VALUE,           MENT         (REALIZED       TOTAL FROM     (FROM NET        (FROM           TOTAL
                           BEGINNING       INCOME/           AND          INVESTMENT     INVESTMENT       CAPITAL       DISTRIBU-
                           OF PERIOD        (LOSS)       UNREALIZED)      OPERATIONS       INCOME)         GAINS)         TIONS
----------------------------------------------------------------------------------------------------------------------------------
7/1/03-12/31/03(1)       $       17.64          $(0.05)  $      5.12    $        5.07   $       0.00   $       0.00   $       0.00
7/1/02-06/30/03                  23.98           (0.01)        (4.82)           (4.83)          0.00          (1.51)         (1.51)
7/1/01-06/30/02                  23.87           (0.15)         0.60             0.45           0.00          (0.34)         (0.34)
12/26/00-6/30/01
inception                        15.00           (0.09)         8.96             8.87           0.00           0.00           0.00

                            SELECTED DATA FOR A SHARE OF COMMON STOCK
                          OUTSTANDING THROUGHOUT THE PERIODS INDICATED:   RATIOS/SUPPLEMENTAL DATA
                           NET ASSET                      NET ASSETS      RATIO OF       RATIO OF
                            VALUE,                          END OF       EXPENSES TO     NET INCOME     PORTFOLIO
                            END OF           TOTAL          PERIOD         AVERAGE       TO AVERAGE      TURNOVER
                            PERIOD           RETURN       (MILLIONS)      NET ASSETS     NET ASSETS       RATE**
-------------------------------------------------------------------------------------------------------------------
7/1/03-12/31/03(1)       $       22.71           28.74%  $     17.22             1.35%*        (0.48)%*       10.54%
7/1/02-06/30/03                  17.64          (20.45)% $     15.92             1.35%         (0.03)%        14.28%
7/1/01-06/30/02                  23.98            1.96%        36.27             1.35%         (0.59)%        79.25%
12/26/00-6/30/01
inception                        23.87           59.13%         2.50             1.35%*        (0.80)%*       29.80%

*Annualized

** A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales acquisition) for a period and dividing it by the monthly average of the market value of such securities during Ameristock Mutual Fund for the six months ended December 31, 2003 were $218,542,468 and $87,761,141, Ameristock Focused Value Fund for the six months ended December 31, 2003 were $1,696,137 and $6,169,507, of portfolio securities (excluding securities with a maturity date of one year or less at the time of the period. Purchases and sales of investment securities (excluding short-term securities) for the respectively. Purchases and sales of investment securities (excluding short-term securities) for the respectively.

(1) Unaudited.

     The accompanying notes are an integral part of the financial statements

NOTES TO FINANCIAL STATEMENTS

     1. SIGNIFICANT ACCOUNTING POLICIES
     The Ameristock Mutual Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, organized as a corporation under the laws of the State of Maryland on June 15, 1995. The Fund's investment objective is to seek total return through capital appreciation and current income by investing primarily in equity securities, and under normal market conditions the Fund will invest at least 80% of the value of its net assets in common stocks. The authorized capital stock of the Fund consists of 100 million shares of common stock, par value $.005 per share.

     Davis Park Series Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Delaware business trust by a Declaration of Trust dated August 17, 2000. The Trust currently has one active investment portfolio, the Ameristock Focused Value Fund, referred to as a "portfolio" of the Trust. The Ameristock Focused Value Fund's investment objective is to seek capital appreciation and it pursues that objective by principally investing in common stocks of companies of all sizes headquartered in the United States. The authorized capital stock of the portfolio consists of an unlimited number of no par value shares of common stock. The Ameristock Focused Value Fund is considered a "non-diversified" fund.

     SECURITY VALUATION
     Investments in securities are carried at market value. All equity securities that are traded on a national securities exchange are valued at the last sale price at the time of the close of the New York Stock Exchange
     (NYSE). If on a particular day an exchange-listed security does not trade, then the mean between the closing bid and asked prices will be used. In the case of securities listed on more than one national securities exchange the last quoted sale, up to the time of valuation, on the exchange on which the security is principally traded should be used. If there were no sales on that exchange, the last quoted sale on the other exchange should be used.

     For securities that are traded on NASDAQ, the NASDAQ Official Closing Price is used. All non-NASDAQ equity securities that are not traded on a listed exchange are valued at the last sale price at the close of the NYSE. If a non-exchange listed security does not trade on a particular day, or if a last sales price or Official Closing Price is not available, then the mean between the closing bid and asked price will be used.

     Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

     The cost of securities sold is determined on the identified cost basis.

     When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Directors/Trustees.

     Security transactions are recorded on the dates transactions are entered into, which is the trade date.

     INCOME
     Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     INCOME TAXES
     As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, neither the Fund nor the Trust is subject to income taxes to the extent that it distributes all of its taxable income for the fiscal year.

     It is the policy of the Fund and the Trust to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the policy of the Fund and the Trust to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

     At June 30, 2003 the Ameristock Mutual Fund, Inc. and the Ameristock Focused Value Fund had available for federal income tax purposes unused capital loss carryovers as follows:

     EXPIRING         AMERISTOCK MUTUAL FUND, INC.    AMERISTOCK FOCUSED VALUE FUND
     --------         ----------------------------    -----------------------------
     2011                   $   8,228,878                    $   1,268,021

     ESTIMATES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     OTHER
     Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholders distributions be reclassified to paid-in-capital or gains/losses.

     REPURCHASE AGREEMENTS
     The Ameristock Mutual Fund, Inc., through its custodian, receives delivery of underlying securities, whose market value, including interest, is required to be at least 102% of the resale price. The Fund's adviser is responsible for determining that the value of these underlying securities remains at least equal to 102% of the resale price. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the resale price.

     2. INVESTMENT ADVISORY AGREEMENT
     The Fund has entered into an investment advisory agreement with Ameristock Corporation (the "Adviser"). The Adviser receives from the Fund as compensation for its services to the Fund an annual fee of 1% of the Fund's average daily net assets for the first $100 million in net assets and 0.75% of average daily net assets in excess of $100 million. The Adviser pays all operating expenses of the Fund except for taxes, interest, brokerage commissions, non-interested directors fees and extraordinary expenses. The Adviser earned management fees of $6,653,069 from the Fund for the six months ended December 31, 2003.

     The Trust has entered into an investment advisory agreement with the Adviser for the portfolio. The Adviser receives from the Trust as compensation for its services to the Ameristock Focused Value Fund an annual fee of 1.35% of the portfolio's average daily net assets. The Adviser pays all operating expenses of the Trust except for taxes, interest, brokerage commissions and extraordinary expenses. The Adviser earned management fees of $120,428 from the Ameristock Focused Value Fund for the six months ended December 31, 2003.

     3. RELATED PARTY TRANSACTIONS
     Certain owners of the Adviser are also owners and or directors of the Fund and Trust. These individuals may receive benefits from any management fees paid to the Adviser.

     Shareholders holding more than 5% of the Funds' outstanding shares as of December 31, 2003 constituted 79.67% of the Ameristock Mutual Fund, Inc., and 56.34% of the Ameristock Focused Value Fund, respectively.

     The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund under section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2003, Charles Schwab & Co. for the benefit of its customers owned of record in aggregate more than 56% of the Ameristock Mutual Fund, Inc. As of December 31, 2003, National Financial Services Corp. for the benefit of its customers owned of record in aggregate more than 25% of the Ameristock Focused Value Fund.

     The Directors of the Fund who are employees or Directors of the Investment Adviser receive no compensation from the Fund. Each of the independent directors is paid $28,000 per year, payable quarterly and is reimbursed for the expenses of attending meetings.

     4. CAPITAL STOCK AND DISTRIBUTION
     At December 31, 2003, 100 million shares of capital ($.005 par value) were authorized, and paid in capital amounted to $1,941,706,775 for the Ameristock Mutual Fund, Inc. At December 31, 2003, there was an unlimited number of no par value shares of capital authorized for the Ameristock Focused Value Fund and paid in capital amounted to $24,826,779. Transactions in capital stock were as follows:

     AMERISTOCK MUTUAL FUND, INC.

                                                          FOR THE SIX MONTHS    FOR THE YEAR
                                                                 ENDED              ENDED
                                                              12/31/03(1)         (06/30/03
     ------------------------------------------------------------------------------------------
     Shares Sold                                                 10,574,169          21,011,598
     Shares Issued in Reinvestment of
        Dividends and Distributions                                 766,253           1,023,052
     ------------------------------------------------------------------------------------------
     Total                                                       11,340,422          22,034,650
     Shares Redeemed                                             (7,075,402)        (16,542,970)
     ------------------------------------------------------------------------------------------
     Net Increase in Shares                                       4,265,020           5,491,680
     ==========================================================================================
     Shares Outstanding-Beginning of Period                      44,574,770          39,083,090
     Shares Outstanding-End of Period                            48,839,790          44,574,770
     ==========================================================================================

     AMERISTOCK FOCUSED VALUE FUND

                                                          FOR THE SIX MONTHS    FOR THE YEAR
                                                                 ENDED              ENDED
                                                              12/31/03(1)         (06/30/03
     ------------------------------------------------------------------------------------------
     Shares Sold                                                     49,668             310,548
     Shares Issued in Reinvestment of
        Dividends and Distributions                                      --              82,321
     ------------------------------------------------------------------------------------------
     Total                                                           49,668             392,869
     Shares Redeemed                                               (193,541)         (1,003,218)
     ------------------------------------------------------------------------------------------
     Net Increase/(Decrease) in Shares                             (143,873)           (610,349)
     ==========================================================================================
     Shares Outstanding-Beginning of Period                         902,121           1,512,470
     Shares Outstanding-End of Period                               758,248             902,121
     ==========================================================================================

     (1) Unaudited

     5. UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS

                                                             AMERISTOCK          AMERISTOCK
                                                            MUTUAL FUND,           FOCUSED
     AS OF DECEMBER 31, 2003                                     INC.            VALUE FUND
     ------------------------------------------------------------------------------------------
     Gross Appreciation (excess of value over tax cost)   $     185,484,956   $         491,735
     Gross Depreciation (excess of tax cost over value)        (197,372,914)         (4,181,578)
     ------------------------------------------------------------------------------------------
     Net Unrealized Appreciation/(Depreciation)           $     (11,887,958)  $      (3,689,843)
     ==========================================================================================
     Cost of Investments for Income Tax Purposes          $   1,934,781,174   $      18,732,606
     ==========================================================================================

     6. CLASSIFICATION OF DISTRIBUTIONS
     Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Net assets were unaffected by the reclassifications.

     For the year ended June 30, 2003, the Ameristock Focused Value Fund recorded the following reclassifications to the accounts listed below:

                                               (OVER)/UNDISTRIBUTED   ACCUMULATED
                                   PAID-IN-       NET INVESTMENT      NET REALIZED
     INCREASE (DECREASE)           CAPITAL            INCOME          GAIN (LOSS)
     ----------------------------------------------------------------------------
     Ameristock Focused Value Fund $ (5,889)            $  5,889
     ============================================================================

     The tax character of the distributions paid during the six months ended December 31, 2003 and the year ended June 30, 2003 was as follows:

                                                   AMERISTOCK MUTUAL FUND, INC.         AMERISTOCK FOCUSED VALUE FUND
                                                SIX MONTHS ENDED      YEAR ENDED       SIX MONTHS ENDED     YEAR ENDED
                                                    12/31/03           06/30/03           12/31/03           06/30/03
     -------------------------------------------------------------------------------------------------------------------
     Distributions paid from:
     Ordinary Income                            $     30,183,836   $     19,670,581                --   $      1,484,592
     Long-Term Capital Gain                                   --         15,757,550                --            195,875
     -------------------------------------------------------------------------------------------------------------------
     Total                                      $     30,183,836   $     35,428,131                --   $      1,680,466
     ====================================================================================================================

     As of December 31, 2003, the components of distributable earnings on a tax basis were as follows:

                                                          AMERISTOCK MUTUAL   AMERISTOCK FOCUSED
                                                             FUND, INC,          VALUE FUND
     -------------------------------------------------------------------------------------------
     (Over) undistributed net investment income           $       8,870,388   $         (42,428)
     Accumulated net realized loss                              (14,120,269)         (3,874,561)
     Net unrealized depreciation                                (11,887,958)         (3,689,843)
     -------------------------------------------------------------------------------------------
     Total                                                $     (17,137,839)  $      (7,606,832)
     ===========================================================================================

     7. SECURITIES LENDING
     The Ameristock Mutual Fund, Inc. receives compensation in the form of fees, or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned plus accrued interest. Gain or loss in the market value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

     8. COMMISSION RECAPTURE
     The Ameristock Mutual Fund, Inc. directed portfolio trades to brokers who make payments to the Fund for directing such trades. For the six months ended December 31, 2003, the Fund received $4,730 from such payments.

     9. REDEMPTION FEE
     A redemption fee of 1% payable to and retained by Ameristock Focused Value Fund is imposed on any redemption of shares within three years of the date of purchase. The 1% fee is imposed on the current net asset value of the redeemed shares or the original cost of those shares, whichever is less.

     A redemption fee will not be imposed on redemption of shares which were purchased more than three years prior to the redemption, or on redemptions of shares derived from reinvestment of distributions. In determining whether a redemtion fee is applicable, it will be assumed that such shares are redeemed first. Therefore, a shareholder will not have to pay the redemption fee if the dollar amount of shares redeemed is no greater than the current dollar value of shares purchased more than three years ago (even if the shareholder bought additional shares more recently than that), plus the current dollar value of the shares derived from reinvestment of distributions.

     No redemption fees are payable by shareholders of Ameristock Mutual Fund, Inc.

                       THIS PAGE LEFT INTENTIONALLY BLANK.

                       THIS PAGE LEFT INTENTIONALLY BLANK.

                       THIS PAGE LEFT INTENTIONALLY BLANK.

INVESTMENT ADVISER
       Ameristock Corporation
       1320 Harbor Bay Parkway, Suite 145
       Alameda, California 94502

ADMINISTRATOR, BOOKKEEPING AND PRICING AGENT AND TRANSFER AGENT
       ALPS Mutual Funds Services, Inc.
       1625 Broadway, Suite 2200
       Denver, Colorado 80202

DISTRIBUTOR
       ALPS Distributors, Inc.
       1625 Broadway, Suite 2200
       Denver, Colorado 80202

CUSTODIAN
       U.S. Bancorp
       425 Walnut Street
       Cincinnati, Ohio 45202

INDEPENDENT AUDITOR
       McCurdy & Associates CPA's, Inc.
       27955 Clemens Road
       Westlake, Ohio 44145-1121

LEGAL COUNSEL
       Sutherland Asbill & Brennan LLP
       1275 Pennsylvania Avenue, N.W.
       Washington, D.C. 20004-2415

DIRECTORS-AMERISTOCK MUTUAL FUND, INC.
       Alev M. Efendioglu
       Nicholas D. Gerber
       Stephen J. Marsh
       Andrew F. Ngim
       Steven A. Wood

TRUSTEES-DAVIS PARK SERIES TRUST
       Alev M. Efendioglu
       Nicholas D. Gerber
       Stephen J. Marsh
       Steven A. Wood

A description of the polices and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities of the Funds is available
(i) without charge, upon request, by calling 1-800-394-5064; and (ii) on the Securities and Exchange Commission website at www.sec.gov.

[ALPS DISTRIBUTORS, INC. LOGO]

Distributor

Must be accompanied or preceded by a current prospectus which contains more information on fees, risks, and expenses. Please read it carefully before investing or sending money. For more information, please call 1(800)394-5064 or visit www.ameristock.com

              [AMERISTOCK
                 FUNDS
                 LOGO]

                PMB 613
      303 16th Street, Suite #016
        Denver, CO 80202-5657

Item 2.     CODE OF ETHICS

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

Item 3.     AUDIT COMMITTEE FINANCIAL EXPERT

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

Item 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES

Form N-CSR disclosure requirement not yet effective with respect to the registrant.

Item 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

N/A

Item 6.     [RESERVED]

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

N/A

Item 8. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

N/A

Item 9.     SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

N/A

Item 10.    CONTROLS AND PROCEDURES

(a) The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant's most recent fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11.    EXHIBITS

(a)(1) Form N-CSR disclosure requirement not yet effective with respect to the registrant.

(a)(2) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert and Ex-99.906Cert.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS PARK SERIES TRUST

By:   /s/Nicholas D. Gerber
      ---------------------
      Nicholas D. Gerber
      President and Treasurer

Date: March 5, 2004

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/Nicholas D. Gerber
      ---------------------
      Nicholas D. Gerber
      President and Treasurer

Date: March 5, 2004